Related Party Transactions	11 Months Ended
Dec. 31, 2021
Related Party Transactions [Abstract]
Related Party Transactions

NOTE 8. RELATED PARTY TRANSACTIONS
Master Services and Supply Agreement
In connection with the Business Combination, Bitfury Top HoldCo and Cipher entered into the Master Services and Supply Agreement on August 26, 2021. The initial term of the agreement is 84 months, with automatic
12-month
renewals thereafter (unless either party provides sufficient notice of non-renewal).
Pursuant to this agreement, Cipher can request and Bitfury Top HoldCo is required to use commercially reasonable efforts to provide, or procure the provision of, certain equipment and/or services, such as construction, engineering and operations, in each case as may be required to launch and maintain Cipher’s mining centers in the United States. The Master Services and Supply Agreement is not exclusive to Bitfury Top HoldCo or any of its affiliates, and Cipher may retain any other parties to manufacture and deliver any equipment or perform any of the services required. Cipher is not obligated to order any equipment or services from the Bitfury Group under the Master Services and Supply Agreement.
In addition to the Master Services and Supply Agreement, Cipher and Bitfury Holding also entered into a fee side letter, which sets out the basic pricing framework applicable under the Master Services and Supply Agreement for any services. Under the side letter, monthly fees for any potential future services, if any, would be determined by reference to two groups of services, which may be provided under the Master Services and Supply Agreement: (i) Bitfury Top HoldCo’s “onsite” services fee would be calculated on a straight cost +5% basis (plus applicable duties and taxes); and (ii) Bitfury Top HoldCo’s “remote services” would be calculated on a ratchet basis applying a management fee of $1000/MW up to 445MW (capped at $200,000/month) and $450USD/MW above 445MW (plus applicable duties and taxes).
Purchase commitments and deposits on equipment
As discussed above in Note 6, the Company entered into agreements with Bitfury Top HoldCo providing the Company an option to purchase mining rigs and with Bitfury USA Inc., a subsidiary of Bitfury Top HoldCo, for BBACs. Such agreements are pursuant to the Master Services and Supply Agreement. As of December 31, 2021, the Company had paid $10.0 million and $5.1 million to Bitfury Top HoldCo and Bitfury USA Inc., respectively, pursuant to these agreements, which were recorded to deposits on equipment on the Company’s consolidated balance sheet.
In addition, Bitfury Top HoldCo made payments on the Company’s behalf totaling approximately $2.4 million during the eleven months ended December 31, 2021 for deposits on equipment and/or construction-in-progress.
The Company reimbursed Bitfury Top HoldCo for these amounts plus a 7% service fee upon completion of the Business Combination and, as a result, recorded the amounts reimbursed to Bitfury (including the service fee) as follows: approximately $2.5 million is included in deposits on equipment and approximately $0.1 million in included in construction-in-progress
on the Company’s consolidated balance sheet as of December 31, 2021.
Accounts payable, related party
The chief executive officer (“CEO”) and chief financial officer of the Company purchased several computers and funded other operating expenses of the Company and were subsequently reimbursed by an affiliate of Bitfury Top HoldCo. Additionally, the affiliate of Bitfury Top HoldCo also paid a consulting fee to the Company’s CEO for several months prior to the CEO being hired on a full-time basis by the Company. These amounts totaled $47,475 and were recorded as a related party accounts payable line item on the Company’s balance sheets until they were reclassified to the related party loan on August 26, 2021(see further discussion below).

Related party loan
The Company entered into a loan agreement with an affiliate of Bitfury Top HoldCo (the “Lender”) for an initial amount of $0.1 million on February 8, 2021. The interest rate under the loan was initially set at 0.3% and the Lender approved multiple increases to the outstanding loan balance, as well as paid vendors directly on behalf of the Company. On August 26, 2021, the loan agreement was amended by the parties to amend the interest rate per annum to 2.5%, to revise the maturity date to August 31, 2021, and to update the total amount disbursed under the loan to approximately $7.0 million, which included the reclassified accounts payable related party balance of $47,475. The $7.0 million outstanding loan balance was repaid by the Company at the Closing on August 27, 2021 by offsetting it against the $60.0 million of cash due under the Bitfury Private Placement. The Company recognized $26,823 of interest expense on its consolidated statement of operations during the eleven months ended December 31, 2021, which represents all interest due to the Lender under this loan agreement at the revised interest rate of 2.5%.
Subscription receivable
On January 7, 2021, the Company received a letter for a subscription for 500 shares (200,000,000 shares converted at the Exchange Ratio) of its Common Stock from Bitfury Top HoldCo in exchange for a future payment of $5, which was recorded as a subscription receivable on the balance sheet as of January 31, 2021. The Company received payment for the subscribed shares on February 24, 2021.